Prospectus supplement dated July 27, 2020
to the following prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor New York and Monument Advisor Select New York dated May 1, 2020
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are hereby made to the prospectus:
(1)	At a meeting held on June 23, 2020, the Board of Trustees (the "Board") of SEI Insurance Products Trust (the "Trust") approved a plan of liquidation (the "Plan of Liquidation") pursuant to which the SEI Insurance Products Trust - SEI VP Balanced Strategy Fund: Class II, SEI Insurance Products Trust - SEI VP Conservative Strategy Fund: Class II, SEI Insurance Products Trust - SEI VP Defensive Strategy Fund: Class II, SEI Insurance Products Trust - SEI VP Market Growth Strategy Fund: Class II, SEI Insurance Products Trust - SEI VP Market Plus Strategy Fund: Class II and the SEI Insurance Products Trust - SEI VP Moderate Strategy Fund: Class II (the "Funds") will be liquidated and dissolved. The liquidation is expected to occur on or about September 25, 2020 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
•	Effective on or about September 25, 2020, the Funds will no longer be available for purchase or exchanges by new investors.
•	At any time before the Liquidation Date, shareholders may redeem their shares at the NAV of such shares pursuant to the procedures set forth in the prospectus.
•	On or about the Liquidation Date, the assets of the Funds will be transferred to the Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class Y (the "Acquiring Fund") and the Funds will be dissolved.
•	On or about the Liquidation Date, any and all references in the prospectus to the Funds are deleted and replaced with the Acquiring Fund.
PROS-0416
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